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                                                                   EXHIBIT 10.16

                      AGREEMENT FOR THE FIRST AMENDMENT TO
           THE AMENDED AND RESTATED EQUITY JOINT VENTURE CONTRACT AND
                   FIRST AMENDMENT TO THE AMENDED AND RESTATED
                             ARTICLES OF ASSOCIATION

      THIS AGREEMENT FOR THE FIRST AMENDMENT TO THE AMENDED AND RESTATED EQUITY JOINT VENTURE CONTRACT AND FIRST AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF ASSOCIATION (the "Agreement for the First Amendment"), dated as of December 23, 2002, is entered into by and between Wuxi Enzymes Factory ("Party A"), a state-owned enterprise registered and existing under the laws of the People's Republic of China (the "PRC"), and Genencor Mauritius Ltd. ("Party B"), a limited liability company organized and existing under the laws of the Republic of Mauritius (each a "Party", and together the "Parties").

      WHEREAS, pursuant to that certain Amended and Restated Equity Joint Venture Contract dated May 10, 1998 (the "Joint Venture Contract") and those certain Amended and Restated Articles of Association dated May 10, 1998 (the "Articles of Association"), the total registered capital of Genencor (Wuxi) Bio-Products Co. Ltd. (the "Company") is US$15.6 million in which Party A holds 20% of the Company's registered capital and Party B holds 80% of the Company's registered capital; and

      WHEREAS, the Parties desire to increase the total investment of the Company from US$28.5 million to US$38.5 million and increase the registered capital of the Company from US$15.6 million to US$20.6 million and adjust the percentages of the Parties' respective shareholdings in the Company accordingly; and

      WHEREAS, the Parties seek to amend certain provisions in the Joint Venture Contract and the Articles of Association to reflect such increase of the Company's registered capital and the subsequent adjustment of the shareholding structure of the Company.

      NOW, THEREFORE, the Parties hereto, in accordance with the applicable laws and regulations of the PRC, through friendly consultation and in conformity with the principles of equality and mutual benefit, have concluded the following terms for the amendment of the Joint Venture Contract and the Articles of
Association:

SECTION 1. AMENDMENT TO THE JOINT VENTURE CONTRACT.

      The Parties hereby agree to amend the Joint Venture Contract as set forth in [Exhibit 1] hereto attached.

SECTION 2. AMENDMENT TO THE ARTICLES OF ASSOCIATION.

      The Parties hereby agree to amend the Articles of Association as set forth in [Exhibit 2] hereto attached.

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SECTION 3. EFFECTIVENESS.

      This Agreement for the First Amendment shall become effective upon receipt of favorable approval from the relevant examination and approval authorities.

SECTION 4. AMENDED JOINT VENTURE CONTRACT.

      Except as specifically amended by this Agreement for the First Amendment, the Joint Venture Contract shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 5. AMENDED ARTICLES OF ASSOCIATION.

      Except as specifically amended by this Agreement for the First Amendment, the Articles of Association shall remain in full force and effect and are hereby ratified and confirmed.

SECTION 6. GOVERNING LANGUAGE.

      The governing language of this Agreement for the First Amendment shall be both Chinese and English and shall be executed in both Chinese and English.

SECTION 7. CONFLICT.

      In the event of any conflict between the provisions of this Agreement for the First Amendment and the Amended Joint Venture Contract or the Amended Articles of Association, the provisions of this Agreement for the First Amendment shall prevail.

SECTION 8. ENTIRE AGREEMENT.

      This Agreement for the First Amendment, the Amended Joint Venture Contract, the Amended Articles of Association and all incorporated attachments shall constitute the entire agreement of the Parties with respect to the matters addressed herein.

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      IN WITNESS WHEREOF, the authorized representatives of the Parties have caused this Agreement for the First Amendment to be executed on the date and year first written above.

                                        Wuxi Enzymes Factory

                                        By:   /s/ [Chinese Characters]
                                              ----------------------------------
                                        Name: [Chinese Characters]
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


                                        Genencor Mauritius Ltd.

                                        By:   /s/ Paul D. Underberg
                                              ----------------------------------
                                        Name: Paul D. Underberg
                                              ----------------------------------
                                        Title: Designated Signatory
                                              ----------------------------------

                                        By:     /s/ Jeffrey Surniak
                                              ----------------------------------
                                        Name:   Jeffrey Surniak
                                              ----------------------------------
                                        Title:  Designated Signatory
                                              ----------------------------------


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                                    EXHIBIT 1

    FIRST AMENDMENT TO THE AMENDED AND RESTATED EQUITY JOINT VENTURE CONTRACT

1. Article 10 of the Joint Venture Contract shall be deleted in its entirety and shall be replaced by the following:

      "The total amount of investment of the Company shall be increased from US$28.5 million to US$38.5 million, which includes the registered capital, debt and working capital of the Company."

2. Article 11.4 shall be added to the Joint Venture Contract and shall read as follows:

      "11.4 Notwithstanding anything in this Article 11 which may be to the contrary, the registered capital of the Company shall be increased from US$15.6 million to US$20.6 million.

            Party B shall make the contribution of the increased registered capital in the amount of US$5 million to the Company. After the contribution of Party B to the registered capital of the Company, Party A shall have a 15.15% interest in the registered capital of the Company and Party B shall have a 84.85% interest in the registered capital of the Company.

            Party B will make the contribution of the increased registered capital by (1) converting the entire principal of a foreign exchange loan in the amount of US$3 million to equity interest; the loan has been fully extended to the Company pursuant to a Credit Agreement executed between the Company and Party B on June 15, 2001; and (2) making a technology contribution in the form of HTAA strains with a value of US$2 million; the technology has been provided to the Company pursuant to a board resolution adopted by the Board of the Company in December, 2002."

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                                    EXHIBIT 2

       FIRST AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF ASSOCIATION

1. Article 12 of the Articles of Association shall be deleted in its entirety, and shall be replaced by the following:

      "The total amount of investment in the Company shall be increased from US$28.5 million to US$38.5 million, which includes the registered capital, debt and working capital of the Company."

2. Article 13 of the Articles of Association shall be deleted in its entirety, and shall be replaced by the following:

      "The total amount of registered capital of the Company shall be increased from US$15.6 million to US$20.6 million."

3. Article 14 of the Articles of Association shall be deleted in its entirety, and shall be replaced by the following:

      "The share of the two parties hereto in the registered capital of the Company is as follows:

            Party A shall own 15.15% of the Company's registered capital (US$3.12 million); and

            Party B shall own 84.85% of the Company's registered capital (US$17.48 million)."

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